                                                                       Exhibit 4

                             JOINT FILING AGREEMENT

     The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

January 19, 2001              GLOBAL CROSSING LTD.

                              By: /s/  Mitchell Sussis
                                 ---------------------
                                 Name: Mitchell Sussis
                                 Title: Secretary

                              GLOBAL CROSSING HOLDINGS LTD.

                              By: /s/ Ian McLean
                                  --------------
                                 Name: Ian McLean
                                 Title: President


                              GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.

                              By: /s/  Mitchell Sussis
                                 ---------------------
                                 Name: Mitchell Sussis
                                 Title: Vice President


                              GLOBAL CROSSING NORTH AMERICA, INC.

                              By:/s/ Barbara J. LaVerdi
                                 ----------------------
                                 Name:  Barbara J. LaVerdi
                                 Title:  Assistant Secretary


                              ALC COMMUNICATIONS CORPORATION

                              By:/s/  Mitchell Sussis
                                 --------------------
                                 Name: Mitchell Sussis
                                 Title: Vice President


                              GLOBAL CROSSING GLOBALCENTER HOLDINGS, INC.

                              By:/s/ Barbara J. LaVerdi
                                 ----------------------
                                 Name:  Barbara J. LaVerdi
                                 Title:  Assistant Secretary

                                  SCHEDULE I
                       DIRECTORS AND EXECUTIVE OFFICERS
                            OF GLOBAL CROSSING LTD.


The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of Global Crossing. Except as indicated below, each person is a U.S. citizen.

Name, Present Principal Occupation and Title              Business Address and Citizenship
--------------------------------------------              --------------------------------
Gary Winnick, Chairman;                                   360 N. Crescent Drive
Director, Global Crossing Ltd.                            Beverly Hills, CA 90210

Lodwrick M. Cook, Co-Chairman;                            360 N. Crescent Drive
Director, Global Crossing Ltd.                            Beverly Hills, CA 90210

Thomas J. Casey, Chief Executive                          360 N. Crescent Drive
Officer; Director, Global Crossing Ltd.                   Beverly Hills, CA 90210

Jack Scanlon, Vice Chairman, Asia Global                  360 N. Crescent Drive
Crossing; Director, Global Crossing Ltd.                  Beverly Hills, CA 90210

Joseph P. Clayton, President, Global                      180 South Clinton Avenue
Crossing North America; Director,                         Rochester, NY 14646
Global Crossing Ltd.

William Conway, Jr., Managing Director,                   1001 Pennsylvania Ave NW
The Carlyle Group; Director, Global                       Washington, DC 20004-2505
Crossing Ltd.

Eric Hippeau, President & Executive                       28 East 28/th/ Street, 15/th/ Floor
Managing Director, Softbank                               New York, NY 10016
International Ventures; Director,
Global Crossing Ltd.

Geoffrey J.W. Kent, Chairman & CEO,                       9301 North A1A, Suite 1
Abercrombie & Kent; Director, Global                      Vero Beach, FL 32963
Crossing Ltd.                                             UK Citizen


Douglas McCorkindale, CEO, Vice Chairman                 1100 Wilson Blvd.
& President, Gannett Co., Inc;                           Arlington, VA 22234
Director, Global Crossing Ltd.

James F. McDonald, President & CEO,                      5030 Sugarloaf Parkway
Scientific - Atlanta, Inc.; Director,                    Lawrenceville, GA 30092
Global Crossing Ltd.

Michael R. Steed; Managing Director,                     1201 Pennsylvania Ave., NW
Pacific Capital Group, Inc.; Director,                   Suite 400
Global  Crossing Ltd.                                    Washington, DC 20004


Norman Brownstein, Partner, Brownstein,                  410 17/th/ Street, 22/nd/ Floor
Hyatt & Farber, P.C.; Director, Global                   Denver, CO 80202-4437
Crossing Ltd.

David Lee, Managing General Partner,                     100 N. Crescent Drive
Clarity Partners; Director, Global                       Beverly Hills, CA 90210-5403
Crossing Ltd.

Dan Cohrs, Executive Vice President and                  360 N. Crescent Drive
Chief Financial Officer                                  Beverly Hills, CA 90210

James C. Gorton, Executive Vice                          360 N. Crescent Drive
President and General Counsel                            Beverly Hills, CA 90210

David Walsh, President and Chief                         99 Pine Street
Operating Officer                                        New York, NY 10005

John L. Camparin, Executive Vice                         360 N. Crescent Drive
President - Human Resources                              Beverly Hills, CA 90210

Edward Mulligan, Senior Vice President -                 Seven Giralda Farms
Network Operations                                       Madison, NJ 07940

Joseph P. Perrone, Executive Vice                        Seven Giralda Farms
President - Finance                                      Madison, NJ 07940

                                  SCHEDULE II
                        DIRECTORS AND EXECUTIVE OFFICERS
                        OF GLOBAL CROSSING HOLDINGS LTD.

The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of Global Crossing Holdings Ltd.

Name, Present Principal Occupation and Title               Business Address and Citizenship
--------------------------------------------               --------------------------------
Ian McLean, President;                                     Wessex House, 45 Reid Street
Director                                                   Hamilton HM 12, Bermuda
                                                           Canadian Citizen

Lorraine Dean, Vice President & Secretary;                 Wessex House, 45 Reid Street
Director                                                   Hamilton HM 12, Bermuda

                                                           British Dependent Territories Citizen

Derek Winch, Chief Financial Officer                       Wessex House, 45 Reid Street
                                                           Hamilton HM 12, Bermuda

                                                           Canadian Citizen

                                  SCHEDULE III
                        DIRECTORS AND EXECUTIVE OFFICERS
                OF GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.


The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of Global Crossing North American Holdings, Inc. Except as indicated below, each person is a U.S. citizen.


Name, Present Principal Occupation and Title              Business Address and Citizenship
--------------------------------------------              --------------------------------
Thomas J. Casey, Chief Executive                          360 N. Crescent Drive
Officer, Global Crossing Ltd; Director                    Beverly Hills, CA 90210

Robert L. Barrett, Vice-President                         180 South Clinton Avenue
                                                          Rochester, NY 14646

Joseph P. Clayton, President, Global                      180 South Clinton Avenue
Crossing North America; President & CEO                   Rochester, NY 14646

James Demitrieus, Chief Operating                         180 South Clinton Avenue
Officer, Global Crossing North America,                   Rochester, NY 14646
Inc.; Chief Operating Officer

James G. Dole, Treasurer and Senior Vice                  180 South Clinton Avenue
President, Global Crossing North                          Rochester, NY 14646
America, Inc.; Treasurer

Richard N. Kappler, U.S. Taxes Vice                       180 South Clinton Avenue
President, Global Crossing North                          Rochester, NY 14646
America; Assistant Treasurer

Robert Klug, Chief Financial Officer,                     180 South Clinton Avenue
Global Crossing North America, Inc.;                      Rochester, NY 14646
Chief Financial Officer

Barbara J. LaVerdi, Assistant Secretary,
Global Crossing North America, Inc.;                      180 South Clinton Avenue
Assistant Secretary                                       Rochester, NY 14646

Martin T. McCue, Senior Vice President,                   180 South Clinton Avenue
Global Crossing North America, Inc.;                      Rochester, NY 14646
Vice President

Mitchell Sussis, Secretary, Global                        Seven Giralda Farms
Crossing Ltd.; Vice President                             Madison, NJ 07940

Joseph Tesoriero, Vice President -Tax,                    360 N. Crescent Drive
Global Crossing Ltd.; Vice President                      Beverly Hills, CA 90210

Jospehine S. Trubek, Corporate                            180 South Clinton Avenue
Secretary, Global Crossing North                          Rochester, NY 14646
America; Secretary

David Walsh, President and Chief                          99 Pine Street
Operating Officer, Global Crossing                        New York, NY 10005
Ltd.; Vice President

                                  SCHEDULE IV
                        DIRECTORS AND EXECUTIVE OFFICERS
                     OF GLOBAL CROSSING NORTH AMERICA, INC.


The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of Global Crossing North America, Inc. Except as indicated below, each person is a U.S. citizen.

Name, Present Principal Occupation and Title           Business Address and Citizenship
--------------------------------------------           --------------------------------
Thomas J. Casey, Chief Executive                       360 N. Crescent Drive
Officer, Global Crossing Ltd; Director                 Beverly Hills, CA 90210

Joseph P. Clayton, President, Global                   180 South Clinton Avenue
Crossing North America; President &                    Rochester, NY 14646
Chief Executive Officer

Josephine S. Trubek, Corporate Secretary               180 South Clinton Avenue
                                                       Rochester, NY 14646

James G. Dole, Treasurer & Senior                      180 South Clinton Avenue
Vice President                                         Rochester, NY 14646

David R. Carey, Senior Vice President                  180 South Clinton Avenue
                                                       Rochester, NY 14646

Anthony J. Cassara, Senior Vice President              180 South Clinton Avenue
                                                       Rochester, NY 14646

Martin T. McCue, Senior Vice President                 180 South Clinton Avenue
                                                       Rochester, NY 14646

Martin Mucci, Senior Vice President                    180 South Clinton Avenue
                                                       Rochester, NY 14646

Donna L. Reeves-Collins, Senior Vice                   180 South Clinton Avenue
President                                              Rochester, NY 14646

Barbara J. LaVerdi, Assistant Secretary                180 South Clinton Avenue
                                                       Rochester, NY 14646

Robert L. Barrett, Chief Technology                    180 South Clinton Avenue
Officer                                                Rochester, NY 14646

James Demitrieus, Chief Operating Officer              180 South Clinton Avenue
                                                       Rochester, NY 14646

Robert Klug, Chief Financial Officer                   180 South Clinton Avenue
                                                       Rochester, NY 14646

Joseph Tesoriero, Vice President -Tax,                 360 N. Crescent Drive
Global Crossing Ltd.; President                        Beverly Hills, CA 90210

                                   SCHEDULE V
                        DIRECTORS AND EXECUTIVE OFFICERS
                       OF ALC COMMUNICATIONS CORPORATION


The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of ALC Communications Corp. Except as indicated below, each person is a U.S. citizen.

Name, Present Principal Occupation and Title            Business Address and Citizenship
--------------------------------------------            --------------------------------
Joseph P. Clayton, President, Global                    180 South Clinton Avenue
Crossing North America; Director                        Rochester, NY 14646

James G. Dole, Treasurer; Treasurer and                 180 South Clinton Avenue
Senior Vice President, Global Crossing                  Rochester, NY 14646
North America; Director


Barry A. Crozier, Vice President;                       180 South Clinton Avenue
Director                                                Rochester, NY 14646


Josephine S. Trubek, Corporate                          180 South Clinton Avenue
Secretary, Global Crossing North                        Rochester, NY 14646
America; Vice President

Barbara J. LaVerdi, Assistant Secretary,                180 South Clinton Avenue
Global Crossing North America;                          Rochester, NY 14646
Secretary

Patricia F. Genzel, Assistant Secretary                 180 South Clinton Avenue
                                                        Rochester, NY 14646

Richard N. Kappler, U.S. Taxes Vice                     180 South Clinton Avenue
President, Global Crossing North                        Rochester, NY 14646
America; Assistant Treasurer

James Demitrieus, Chief Operating                       180 South Clinton Avenue
Officer, Global Crossing North America;                 Rochester, NY 14646
President

Robert Klug, Chief Financial Officer,                   180 South Clinton Avenue
Global Crossing North America;                          Rochester, NY 14646
Chief Financial Officer

Mitchell Sussis, Secretary, Global                      Seven Giralda Farms
Crossing Ltd.; Vice President                           Madison, NJ 07940

Joseph Tesoriero, Vice President -Tax,                  360 N. Crescent Drive
Global Crossing Ltd.; Vice President                    Beverly Hills, CA 90210

                                  SCHEDULE VI
                       DIRECTORS AND EXECUTIVE OFFICERS
                OF GLOBAL CROSSING GLOBALCENTER HOLDINGS, INC.


The following table sets forth the name, business address and present principal occupation or employment of each director and executive officer of Global Crossing GlobalCenter Holdings, Inc. Except as indicated below, each person is a U.S. citizen.

Name, Present Principal Occupation and Title            Business Address and Citizenship
--------------------------------------------            --------------------------------
Joseph P. Clayton, President, Global                    180 South Clinton Avenue
Crossing North America; Director                        Rochester, NY 14646

Robert L. Barrett, Chief Technology                     180 South Clinton Avenue
Officer, Global Crossing North America;                 Rochester, NY 14646
Vice-President

James Demitrieus, Chief Operating                       180 South Clinton Avenue
Officer, Global Crossing North                          Rochester, NY 14646
America; Chief Operating Officer

James G. Dole, Treasurer and Senior Vice                180 South Clinton Avenue
President, Global Crossing North                        Rochester, NY 14646
America; Treasurer

Richard N. Kappler, U.S. Taxes Vice                     180 South Clinton Avenue
President, Global Crossing North                        Rochester, NY 14646
America; Assistant Treasurer

Robert Klug, Chief Financial Officer,                   180 South Clinton Avenue
Global Crossing North America;                          Rochester, NY 14646
Chief Financial Officer

Barbara J. LaVerdi, Assistant Secretary,                180 South Clinton Avenue
Global Crossing North America;                          Rochester, NY 14646
Assistant Secretary

Martin T. McCue, Senior Vice President,                 180 South Clinton Avenue
Global Crossing North America;                          Rochester, NY 14646
Vice President

Mitchell Sussis, Secretary, Global                      Seven Giralda Farms
Crossing Ltd.; Vice President                           Madison, NJ 07940

Joseph Tesoriero, Vice President-Tax ,                  360 N. Crescent Drive
Global Crossing Ltd.; Vice President                    Beverly Hills, CA 90210

Josephine S. Trubek, Corporate                          180 South Clinton Avenue
Secretary, Global Crossing North                        Rochester, NY 14646
America; Secretary

David Walsh, President and Chief                        99 Pine Street
Operating Officer, Global Crossing                      New York, NY 10005
Ltd.; Vice President